                                                               EXHIBIT 99-5


               CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the accompanying Form 8-K of Viskase Companies, Inc., I, Gordon S. Donovan, Vice President and Chief Financial Officer of Viskase Companies, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Form 8-K of Viskase Companies, Inc., fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Form 8-K of Viskase Companies, Inc., fairly represents, in all material respects, the financial condition and results of operations of Viskase Companies, Inc.





                                     /s/ Gordon S. Donovan
                                     -------------------------------------------
                                     Gordon S. Donovan
                                     Vice President and Chief Financial Officer